EXHIBIT 32



                             CERTIFICATE PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report on Form 10-KSB of Kentucky First Bancorp, Inc. (the "Company") as filed with the Securities and Exchange Commission on September 29, 2003 (the "Report"), each of the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities
Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company


                                        By: /s/ Betty J. Long
                                           -------------------------------------
                                           Name:  Betty J. Long
                                           Title:  Chief Executive Officer



                                        By: /s/ Robbie Cox
                                           -------------------------------------
                                           Name:  Robbie Cox
                                           Title:  Chief Financial Officer/Vice
                                            President

Date: September 29, 2003